Exhibit 99.2

LEASE AGREEMENT

THIS LEASE AGREEMENT is entered into as of the 1st day of February, 2017 ("Effective Date") by and between Manchester Commercial Holdings, LLC, a Colorado limited liability company (hereinafter referred to as "Landlord") and GrowGeneration Pueblo Corp., a Colorado corporation (hereinafter referred to as "Tenant").

1.  PREMISES

Landlord leases to Tenant and Tenant leases from Landlord upon the terms and conditions set forth in this Lease Agreement the land and building containing approximately 12,837 rentable square feet, together with all and singular the rights, privileges and easements thereunto belonging or in anywise appertaining, with the following street address:

1000 W. Mississippi

Denver, CO 80223

(hereinafter referred to as the "Premises" or "Leased Premises"). This Lease includes the entire building located on the Premises ("Building") and all furniture, fixtures and equipment located on the Premises.

2.  TERM OF LEASE

The term of this Lease shall commence as of February 1, 2017, ("Commencement Date") and end on the day prior to the fifth anniversary of the Commencement Date, unless such term shall be sooner terminated as hereinafter provided. As used herein, "Lease Term" or "Term" shall include said term of this Lease and, where applicable or the contents thereof requires, any renewal or extension thereof Tenant shall have the option ("Option") to extend the Term for an additional five (5) years ("Option Term") provided: (i) Tenant is not in default under this Lease as of the date of exercise of the Option, and (ii) Tenant gives notice to Landlord exercising the Option not less than 180 days prior to expiration of the initial Term.

3.  RENT

3.1 Minimum Rent. During the initial Term, Tenant hereby agrees to pay Landlord minimum rent ("Minimum Rent") of $351680.31 payable without setoff or deduction, without notice or demand, in advance, at the address of Landlord (or at such other place as Landlord may designate in writing from time to time), as follows:

Period	Monthly Minimum Rent
February 1, 2017 — January 31, 2018	$5616.19	*
("Lease Year 1")
February 1, 2018 — January 31, 2019	$5883.62
("Lease Year 2")
February 1, 2019 — January 31, 2020	$6151.06	*
("Lease Year 3")
February 1, 2020 — January 31, 2021	$6418.50
("Lease Year 4")
February 1, 2021 — January 31, 2022	$6685.94
("Lease Year 5")

* Minimum Base Rent will be abated for period from February 1, 2017 through March 31, 2017 and January 1, 2020 through January 31, 2020. For clarification purposes, the following will be due at lease signing: (1) Security deposit equal to last month's rent in the amount of $8923.56. (2) Additional Rent for the months of February and March, 2017 in the amount of $4475.24. (3) First month's rent (April, 2017) in the amount of $7853.81.

All rent payments shall be in lawful money of the United States. Minimum Rent for the Option Term, if the Option is exercised by Tenant, shall be as set forth on Exhibit A attached hereto.

3.2 Additional Rent. Tenant will pay Landlord as additional rent without deduction or offset all amounts that this Lease requires Tenant to pay (the "Additional Rent"), which shall include, without limitation, all Taxes pursuant to section 5 hereof, all insurance to be carried by Landlord pursuant to section 6.1 hereof, and all maintenance and repairs to the Building and Premises. On the first day of each month during the term of this Lease, Tenant shall pay to Landlord as Additional Rent 1/12 of Landlord's estimate the total amount of Additional Rent for the Lease Year in which that month is included. Within 60 days following the end of each Lease Year, Landlord shall determine the actual amount of the Additional Rent for such Lease Year and notify Tenant of such amount. In the event the Additional Rent paid by Tenant for such Lease Year exceeded the actual Additional Rent owed by Tenant, Landlord shall reimburse such excess amount to Tenant. In the event the Additional Rent paid by Tenant for such Lease Year was less than the amount of Additional Rent owed for such Lease Year, Tenant shall immediately pay the amount of such deficiency to Landlord. At any time during the Term Landlord shall have the right to adjust the monthly amount of Additional Rent to equal Landlord's then estimate of actual amounts that will be payable by Tenant. Landlord will have the same remedies for a default in the payment of Additional Rent as it has for a default in the payment of Minimum Rent. Minimum Rent and Additional Rent are referred to herein together as "Rent". It is mutually understood between Tenant and Landlord that the additional rent fluctuates from year to year, depending on the amount of the taxes and insurance. Landlord further represents that there has been no special assessments charged to the Tenants of the premises during the last 5 years.

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3.3 Security Deposit. Tenant shall deposit with Landlord, upon execution of this Lease, the sum of $8923.56 as security for Tenant's faithful performance of its obligations hereunder ("Security Deposit"). If Tenant fails to pay Rent, or any other amount when due under this Lease, or fails to perform any other obligation hereunder, Landlord may use or apply all or any portion of the Security Deposit to cure such failure. If Landlord so uses any portion of the Security Deposit, Tenant shall restore the Security Deposit to the full amount originally deposited within ten (10) days after written demand by Landlord. Landlord shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. Within sixty (60) days after the Term has expired, or Tenant has vacated the Premises, and all outstanding amounts owing to Landlord hereunder have been paid, and provided that Tenant is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Landlord, shall be returned to Tenant.

4. USE OF PREMISES

4.1 Use. The Premises shall be used and occupied only for office, warehouse, showroom, selling hydroponic gardening equipment and related products or any other use which is reasonably comparable and for no other purpose.

5.  TAXES. The Tenant covenants and agrees that Tenant shall pay or be responsible for reimbursing Landlord as Additional Rent for all license and franchise taxes of the Tenant, all general and special real estate and personal property taxes, use taxes and sales taxes, assessments, water rents, sewer rents and charges levied and other governmental charges (which are hereinafter referred to as "Taxes") which are assessed, imposed or become a lien upon the Premises or the contents, during the Term of this Lease.

6.  INSURANCE

6.1 Landlord will maintain in full force and effect during the Term of this Lease, a policy or policies of insurance covering loss or damage to the Building and Premises, in an amount covering the full replacement value thereof, against all perils included within the classification of fire, extended coverage, vandalism and malicious mischief ("All Risk" as such term is used in the insurance industry). The cost of such insurance shall be paid by Tenant as Additional Rent. Insurance coverage must be provided by insurer(s) with a financial rating of at least A-VII as defined by AM Best Company.

6.2 Tenant will maintain in full force and effect during the Term of this Lease, at its own expense not less than the following coverage and limits of insurance which shall be maintained under forms of policies and from companies satisfactory to Landlord. Insurance coverage must be provided by insurer(s) with a financial rating of at least A-VI' as defined by AM Best Company. Copies of policies shall be provided to Landlord when requested.

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(a) Commercial General Liability Insurance and Excess Liability (umbrella) Liability Insurance, with coverage at least as broad as ISO form CG 00 01 10 93, insuring against claims for bodily injury (including death), property damage, personal injury and advertising liability occurring upon the Premises or operations incidental or necessary thereto located in or on the Premises. Such insurance shall specifically provide the following coverage extensions: (i) Broad form property damage including leasehold liability (which includes coverage of the indemnity obligations of Tenant under this Lease), (ii) products and completed operations coverage, and (iii) coverage limits that are not to be depleted by payment of defense costs. Such insurance shall have limits of liability not less than $5,000,000 each occurrence; $5,000,000 general aggregate; $5,000,000 aggregate for products-completed operations; and $5,000,000 for personal and advertising injury liability.

(b)  "All-risk" fire insurance, including without limitation vandalism and malicious mischief, to the extent insurable of the full replacement value of all fixtures and leasehold improvements, from time to time situated in, on, or upon the Premises during the Term. The proceeds from any such insurance will be payable to Landlord and held in trust by the Landlord to be used only for the repair or replacement of the improvements, fixtures, and other property so insured.

(c)  Business interruption or rent loss coverage (in an amount sufficient to pay at least twelve (12) months' Minimum and Additional Rent) with an agreed amount endorsement and the elimination of any co-insurance requirement. Such policy shall also include an Extended Period of Indemnity of no less than three hundred sixty-five (365) days. Landlord shall be an additional insured and loss payee on such insurance.

6.3 Tenant shall be obligated to furnish Landlord, in form satisfactory to Landlord, certificates of insurance, as evidence of the insurance required by this Lease. In the event of any change in the limits of liability, decrease in coverage or other material change in coverage, or the cancellation of insurance in its entirety, Tenant shall be obligated to give Landlord written notice at least thirty (30) days prior to the effective date of such change or cancellation. All insurance shall be expressly endorsed to state that coverage shall not be canceled, non-renewed or materially changed except after ten (10) days' prior written notice to Landlord, and insurance coverage shall remain in force during said ten (10) day period. The certificate of insurance shall be subject to approval of Landlord, but any acceptance of insurance certificates by Landlord shall in no way limit or relieve the Tenant of the duties and responsibilities assumed by the Tenant in this Lease. All policies will contain provisions: (i) that, at the election of Landlord's mortgagee, the proceeds of any insurance will be paid to a trustee or depository designated by Landlord's mortgagee; (ii) that the policies will be written as primary policies, not entitled to contribution from, nor contributing with, any coverage that landlord may carry; and (iii) that the policies shall be written on an occurrence basis.

6.4 If Tenant fails either to acquire the insurance required pursuant to this paragraph or to pay the premiums for such insurance or to deliver required certificates or policies, Landlord may, in addition to any other rights and remedies available to Landlord, acquire such insurance and pay the requisite premiums for it. Those premiums will be payable by Tenant to Landlord immediately upon demand.

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6.5 Landlord and Tenant waive any rights each may have against the other for loss or damage to its property or property in which it may have an interest if the loss is caused by a peril of the type generally covered by property insurance with extended coverage or arising from any cause that the claiming party was obligated to insure against under this Lease. Landlord and Tenant on behalf of their insurer waive any right of subrogation that the insurer might otherwise have against the other. Landlord and Tenant agree to cause their respective insurance companies insuring the premises or insuring their property on or in the Premises to execute a waiver of any such rights of subrogation.

7.  ASSIGNMENT AND SUBLETTING. Neither this Lease nor any interest herein may be assigned by the Tenant, voluntarily or involuntarily, by operation of law or otherwise, and neither all nor any part of the Premises shall be subleased by the Tenant without the written consent of the Landlord first had and obtained, which consent shall not be unreasonably withheld.. Any consent to assignment or subletting given by the Landlord shall not constitute a waiver of the necessity for such consent to a subsequent assignment or subletting_ Notwithstanding any assignment or sublease, Tenant shall remain fully liable under the terms and conditions of this Lease and shall not be released from performing any of the terms, covenants and conditions. The sublessee or assignee shall specifically be responsible for (in addition to the Tenant) all payments, conditions, covenants and agreements in this Lease.

8.  UTILITIES

Tenant shall pay when due all charges for water, heating, gas, electricity and other public or private utilities used on the Premises during the Term. If Tenant shall fail to pay any utilities as required above, Landlord, may, at its option, pay such utilities (without affecting any other remedy available to the Landlord) on account of Tenant and the same shall be deemed immediately due and payable by Tenant to Landlord.

9.  ACCEPTANCE OF PRESENT CONDITION

The Tenant has inspected the Premises and accepts the same in the present condition. Taking possession of the Leased Premises by Tenant shall be conclusive evidence as against Tenant that said Premises were in good and satisfactory condition when possession was delivered to Tenant. Landlord warrants that the HVAC. plumbing and lighting are in good working order prior to Tenants occupancy. Tenant acknowledges that three sections of metal racking is the property of Landlord and shall remain with the Premises following termination or expiration of the Lease.

10.  NET LEASE/MAINTENANCE AND REPAIR. This Lease -is intended to be a net lease to the Landlord during the Term of this Lease. Tenant shall, at its sole expense, keep, maintain, and promptly repair when necessary all portions of the Premises, which includes the Building, all facilities within the Building, all fixtures and personal property within the Premises, and all outside areas, including landscaping and paved areas and all weed control, snow removal and trash service. Without limiting the foregoing, Tenant obligations shall include a twice annual professional third party cleaning and maintenance of the heating and ventilating systems of the Building. This maintenance will be scheduled by the Landlord and paid for by the Tenant. Tenant shall also pay for all required inspections of the Building, including fire inspections, required by the City and County of Denver, and Waste Water Management storm drainage service charges. Landlord, at its sole cost and expense, shall maintain and repair all structural portions and the exterior (other than doors and windows) of the Demised Premises, the roof, all pipes, lines, sewers, mains and leaders connected to or, passing through, above, or under the Demised Premises. However, if the Tenant, its agents or invitees have contributed to or caused the problem, the Tenant at its sole cost and expense shall repair any damage.

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11.  INDEMNITY PROVISIONS

Except for the willful misconduct of Landlord, the Tenant agrees to defend, protect, indemnify and hold the Landlord, its agents and employees, or any owner of the Premises harmless, from and against any and all losses, damages, claims, suits or actions, judgments and costs which may arise during the Term hereof for personal injury, loss of life or damaged property sustained in or about the Premises or the improvements and appurtenances thereto upon the Premises or upon the adjacent sidewalks and streets, together with any losses, damages or claims made against Landlord in connection with any activities of Tenant, whether on or off of the premises.. Such indemnifications shall include all costs, attorneys' fees, expenses and liabilities incurred in and about any such claims, the investigation thereof or the defense of any action or proceeding brought thereon, and from and against the judgments, orders, decrees or liens resulting therefrom and any fines levied by any authority for violation of any law, regulation or ordinance by virtue off the use of the improvements and appurtenances thereto situated upon the Premises. This indemnity shall include any loss for filing of mechanic's and/or materialmen's liens and shall survive any termination or expiration of this Lease.

12.  OCCUPATIONAL SAFETY AND HEALTH ACT AND AMERICANS WITH DISABILITIES ACT

12.1 Tenant shall comply in all material respects with the Occupational Safety and Health Act of 1970 (Chapter XVII, Title XIX of the United States Code) (OSHA) and applicable state statutes adopted pursuant to OSHA as applicable to Tenant's use or occupancy of the Premises during the Term.

12.2 Tenant shall comply in all material respects with the Americans with Disabilities Act, 42 U.S.C. Section 12101 et seq. (ADA) or applicable state statutes adopted pursuant to ADA as applicable to Tenant's use or occupancy of the Premises during the Term.

12.3 Landlord warrants that there is accessibility to the building by way of the ramp and handicap restrooms for individuals with disabilities.

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13. ALTERATIONS TO PREMISES

Tenant's right and obligation to make alterations to the Leased Premises is subject to the following conditions, which Tenant agrees to observe and perform:

13.1 No change or alteration shall at any time be made which shall impair the structural soundness or diminish the value of the Building.

13.2 Tenant shall give written notice to Landlord of any other change or alteration to the Premises in excess of One Thousand Dollars ($1000). Further, no change or alteration shall be made involving an expenditure in excess of One Thousand Dollars ($1000) without the prior written consent of Landlord which Landlord may grant or deny in its sole discretion. As a condition precedent to the Landlord's consent, Tenant shall deliver to Landlord written plans and specifications for all such work. Landlord's approval, rejection, or suggested modifications to the plans and specifications must be given within thirty (30) days from the receipt of such plans and specifications, or consent shall be deemed to have been granted. The parties acknowledge and agree that changes under One Thousand Dollars ($1000) which relate to installation of carpeting or other flooring material, installation of window treatments, and painting and color selection shall not require Landlord's prior written consent.

13.3 No change or alteration shall be undertaken until _Tenant shall have procured and paid for all required municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction.

13.4 All work done in connection with any change or alteration shall be done in a good and workmanlike manner and in material compliance with the building and zoning laws, with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal government and the appropriate departments, boards and officers thereof.

13.5 At all times, when any change or alteration is in progress, there shall be maintained at Tenant's expense Worker's Compensation insurance in accordance with material law governing all persons employed in connection with the change or alteration and general liability insurance for the mutual benefit of the Landlord and Tenant, expressly covering the additional hazards due to the change or alteration.

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13.6 Tenant shall not suffer nor permit any mechanic's liens to be filed against the Premises by reason of work, labor, service or materials supplied or claimed to have been supplied to Tenant as a result of an agreement with, or the assent of Tenant. Nothing in this Lease shall be construed as constituting permission or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration or repair of the Premises, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's liens against the Premises. If any such mechanic's lien shall at any time be filed against the Premises, Tenant shall cause the same to be discharged of record within thirty (30) days after the date Tenant has knowledge of such filing. If Tenant shall fail to discharge such mechanic's lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien, which amount shall be immediately due and payable by Tenant to Landlord. However, Tenant shall not be required to pay or discharge any such mechanic's lien so long as Tenant shall in good faith proceed to contest the same by appropriate proceedings; provided, however, Tenant shall give notice in writing to Landlord of its intention to contest the validity of such lien and shall furnish a surety bond of a company satisfactory to Landlord in an amount sufficient to pay such contested lien claim with all interest thereon and court costs and expenses, including reasonable attorneys' fees, which may at such time be allowable by law to be incurred in connection therewith.

13.7 Any and all installations, alterations, changes, additions, partitions, fixtures or improvements to the Premises, including, but not limiting the generality of the foregoing, all fixtures, lighting fixtures, cooling equipment, built-ins, partitions, wall coverings, tile, linoleum and power wiling shall be the property of the Landlord upon any termination of this Lease except for trade fixtures installed by Tenant.

14. ENVIRONMENTAL

Tenant represents, warrants and covenants to Landlord as follows:

14.1 During the Term, Tenant and the Premises will remain in compliance with all applicable laws, ordinances and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment (collectively, "Environmental Laws") which shall impose any duty upon Tenant with respect to the Premises or Tenant's use of occupation thereof. Tenant shall procure any and all governmental permits relating to the use or operation of the Premises during the Term by Tenant required by applicable Environmental Laws.

14.2 During the Term, Tenant will not permit to occur any release, generation, manufacture, storage, treatment, transportation or disposal of "hazardous material" as that term is defined in Section 14.7 below, on, in, under or from the Premises. Tenant will promptly notify Landlord, in writing, if Tenant has or acquires notice o: knowledge that any hazardous material has been or is threatened to be released, discharged, disposed of, transported, or stored on, in, under or from the Premises. If any hazardous material is found on the Premises, and Tenant is required to remediate to comply hereunder, Tenant, at its own cost and expense, will immediately take such action as is necessary to detain the spread of and remove the hazardous material to the satisfaction of Landlord and the appropriate governmental authorities.

14.3 Tenant will immediately notify Landlord and provide copies upon receipt of all written complaints, claims, citations, demands, inquiries, reports, or notices relating to the condition of the Premises or compliance with Environmental Laws. With respect to any action or proceeding which relates hereunder to a duty upon Tenant with respect to the Premises or Tenant's use or occupation thereof, Tenant will promptly cure and have dismissed with prejudice any such actions and proceeding to the satisfaction of Landlord. Tenant will keep the Premises free of any lien imposed pursuant to any Environmental Law which relates hereunder to a duty upon Tenant with respect to the Premises or Tenant's use or occupation thereof.

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14.4 Landlord will have the right at al' reasonable times and from time to time to conduct environmental audits of the Premises, and Tenant will cooperate in the conduct of each audit. The audits will be conducted by a consultant of Landlord's choosing and Landlord shall provide Tenant promptly a copy of any report prepared as a result of the audit. If any violation of any of the warranties, representations, or covenants of Tenant contained in this Section 14 or any of its subsections is discovered, the reasonable fees and expenses of such consultant will be borne by Tenant and will be paid as Additional Rent under this Lease on demand by Landlord.

14.5 If Tenant fails to comply with any of the foregoing warranties, representations and covenants, Landlord may cause the removal (or other cleanup acceptable to Landlord) of any hazardous materials from the Premises. The costs of hazardous material removal and any other cleanup (including transportation and storage costs) will be immediately due and payable by Tenant to Landlord, whether or not a court has ordered the cleanup. Tenant will give Landlord, its agents, and employees access to the Premises to remove or otherwise clean up any hazardous material. Landlord, however, has no affirmative obligation to remove or otherwise clean up any hazardous material, and this Lease will not be construed as creating any such liability.

14.6 If Tenant fails to comply with any of the foregoing warranties, representations and covenants, Tenant agrees to indemnify (which indemnification shall survive expiration or termination of this Lease), defend (with counsel reasonably acceptable to Landlord and at Tenant's sole cost) and hold Landlord and Landlord's agents, successors and assigns, free and harmless from and against all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind (including reasonable attorneys' and experts' fees and expenses and fees and expenses incurred in investigating, defending or prosecuting any litigation, claim, or proceeding) that may at any time be imposed upon, incurred by, or asserted or awarded against Landlord or any of them which might directly or indirectly or in whole or in part, be caused by, arise out of, or be related to:

Hazardous material which was created, handled, placed, stored, used, transported or disposed of by Tenant, or its employees, agents, or contractors; or the breach of any representation, warranty or covenant made by Tenant in this Section 14.

14.7 For purposes of this Lease, "hazardous materials" shall mean and include those elements, materials, compounds, mixtures, wastes or substances which are contained in any list of hazardous substances adopted by the United States Environmental Protection Agency (the "EPA") or any list of toxic pollutants designated by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious, flammable or radioactive by any of the environmental laws or regulations by any local governmental authority having jurisdiction over the Premises or the State of Colorado and, whether or not included in such lists, shall be deemed to include all products or substances containing petroleum, asbestos, and polychlorinated biphenyls, whether

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16.1 If the Premises are damaged by fire or other insured casualty, Landlord will give Tenant written notice of the time which will be needed to repair such damage, as determined by Landlord in its reasonable discretion, and the election (if any) which Landlord has made according to this Section 16. Such notice will be given before the 30th day (the "notice date") after the fire or other insured casualty or such later time period necessary for Landlord to make such determination.

16.2 If all or part of the Premises is damaged by fire or other insured casualty to an extent which in Landlord's sole opinion can be repaired within 120 days after the notice date, Landlord will promptly begin to repair the damage after the notice date and will diligently pursue the completion of such repair. In that event this Lease will continue in full force and effect except that Minimum Rent will be abated on a pro rata basis from the date of the damage until the date of the completion of such repairs (the "repair period") based on the proportion of the rentable area of the Premises which Tenant is unable to use during the repair period.

16.3 If all or a substantial part of the Premises is damaged by fire or other insured casualty to an extent which may not be repaired within 120 days after the notice date, as solely determined by Landlord, then (i) Landlord may cancel this Lease as of the date of such damage by written notice given to Tenant on or before the notice date or (ii) Tenant may cancel this Lease as of the date of such damage by written notice given to Landlord within 10 days after Landlord's delivery of a written notice that the repairs cannot be made within such 120-day period. If neither Landlord nor Tenant so elects to cancel this Lease, Landlord will diligently proceed to repair the Premises and Minimum Rent will be abated on a pro rata basis during the repair period based on the proportion of the rentable area of the Premises which Tenant is unable to use during the repair period.

16.4 If all or a substantial part of the Premises is damaged by fire or other insured casualty to such a material extent that in the reasonable opinion of Landlord the Premises must be totally or partially demolished, whether or not to be reconstructed in whole or in part, Landlord may elect to terminate this Lease by written notice delivered to Tenant by the notice date.

16.5 Notwithstanding the provisions of subparagraphs 16.1 through 16.4 above, if the Premises are damaged by uninsured casualty, or if the proceeds of insurance are insufficient to pay for the repair of any damage to the Premises, Landlord will have the option to repair such damage or cancel this Lease as of the date of such casualty by written notice to Tenant on or before the notice date.

16.6 If any such damage by fire or other casualty is the result of the willful conduct or negligence or failure to act of Tenant, its agents, contractors, employees or invitees, there will be no abatement of Minimum Rent as otherwise provided for in this Section 16. Tenant will have no rights to terminate this Lease on account of any damage to the Premises, except as set forth in this Lease.

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17.  DEFAULT PROVISIONS

The occurrence of any one or more of the following events shall constitute an Event of Default by Tenant:

17.1 The Tenant failing to pay the Minimum Rent, Additional Rent or the Tenant failing to make any other payments required to be made by Tenant when due, where such failure shall continue for a period of five (5) days following the date said Minimum Rent, Additional Rent or other such payment was due.

17.2 The Tenant failing to perform or keep any of the other terms, covenants and conditions herein contained for which it is responsible, and such failure continuing and not being cured for a period of thirty (30) days following notice from Landlord to Tenant.

17.3 Except as permitted under this Lease, the Tenant abandoning the Premises.

17.4 The Tenant being adjudicated a bankrupt or insolvent or the Tenant filing in any court a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Act (as now or in the future amended) or the filing of an involuntary bankruptcy which is not terminated within thirty (30) days from the date of said filing) or the Tenant filing in any court for the appointment of a receiver or trustee of all or a portion of the Tenant's property or there being appointed a receiver or trustee for all or a portion of the Tenant's property, unless said receiver or trustee is terminated within thirty (30) days from the date of said appointment.

17.5 Tenant making any general assignment or general arrangement of its property for the benefit of its creditors.

17.6 A determination by Landlord that any financial statement provided by Tenant or any guarantor of this Lease is materially false or misleading.

18.  LANDLORD'S REMEDIES. If any one or more Events of Default set forth in Section 17 occurs then Landlord has the right, at its election:

18.1 Remedies.

(a)  To give Tenant written notice of Landlord's intention to terminate this Lease on the earliest date permitted by law or on any later date specified in such notice, in which case Tenant's right to possession of the Premises will cease and this Lease will be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the Term;

(b)  Without further demand or notice, to reenter and take possession of the Premises or any part of the Premises, repossess the same, expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force for such purposes as may be necessary, without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Minimum Rent or other amounts payable under this Lease or as a result of any preceding breach of covenants or conditions; or

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(c) Without further demand or notice to cure any Event of Default and to charge Tenant for the cost of effecting such cure, including, without limitation, reasonable attorneys' fees and interest on the amount so advanced at the rate of twelve percent (12%) per annum ("Default Rate"), provided that Landlord will have no obligation to cure any such Event of Default of Tenant.

Should Landlord elect to reenter as provided in subsection (b), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may, from time to time, without terminating this Lease, re-let the Premises or any part of the Premises in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its reasonable discretion, may determine and Landlord may collect and receive the rent. Landlord will in no way be responsible or liable for any failure to re-let the Premises, or any part of the Premises, or for any failure to collect any rent due upon such re-letting. No such reentry or taking possession of the Premises by Landlord will be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No written notice from Landlord under this Section or under a forcible or unlawful entry and detainer statute or similar law will constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry or re-letting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event this Lease will terminate as specified in such notice.

18.2 Certain Damages. In the event that Landlord does not elect to terminate this Lease as permitted in Section 18.1(a), but on the contrary, elects to take possession as provided in Section 18.1(b), Tenant will pay to Landlord: (a) Minimum Rent, Additional Rent, and other sums as provided in this Lease, which would be payable under this Lease if such repossession had not occurred, less (b) the net proceeds, if any, of any re-letting of the Premises after deducting all of Landlord's reasonable expenses in connection with such re-letting, including, without limitation, all repossession costs, brokerage commissions, attorneys' fees, expenses of employees, alteration and repair costs and expenses of preparation for such re-letting. If, in connection with any re-letting, the new lease term extends beyond the existing Term, or the premises covered by such new lease include other premises not part of the Premises, a fair apportionment of the rent received from such re-letting as provided in this Section will be made in determining the net proceeds from such re-letting, and any rent concessions will be equally apportioned over the term of the new lease. Tenant will pay such rent and other sums to Landlord monthly on the day on which the Minimum Rent would have been payable under this Lease if possession had not been retaken and Landlord will be entitled to receive such rent and other sums from Tenant on each such day.

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18.3 Continuing Liability After Termination. If this Lease is terminated on account of the occurrence of an Event of Default, Tenant will remain liable to Landlord for damages in an amount equal to Minimum Rent, Additional Rent, and other amounts which would have been owing by Tenant for the balance of the Term, had this Lease not been terminated, less the net proceeds, if any, of any re-letting of the Premises by Landlord subsequent to such termination, after deducting all of Landlord's expenses in connection with such re-letting, including, without limitation, the expenses enumerated in Section 18.2. Landlord will be entitled to collect such damages from Tenant monthly on the day on which Minimum Rent and other amounts would have been payable under this Lease if this Lease had not been terminated, and Landlord will be entitled to receive such Minimum Rent, Additional Rent, and other amounts from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is so terminated, Landlord will be entitled to recover against Tenant as damages for loss of the bargain and not as a penalty:

(a)  The worth at the time of award of the unpaid Rent which had been earned at the time of termination;

(b)  The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

(c)  The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term of this Lease (had the same not been so terminated by Landlord) after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

(d)  Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above is computed by adding interest at the Prime Rate on the date on which this Lease is terminated from the date of termination until the time of the award. The worth at the time of award of the amount referred to in clause (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of Denver, Colorado, at the time of award plus 1%.

18.4 Cumulative Remedies. Any suit or suits for the recovery of the amounts and damages set forth in Sections 18.2 and 18.3 may be brought by Landlord, from time to time, at Landlord's election, and nothing in this Lease will be deemed to require Landlord to await the date upon which this Lease or the Term would have expired had there occurred no Event of Default. Each right and remedy provided for in this Lease is cumulative and is in addition to every other right or remedy provided for in this Lease. All costs incurred by Landlord in collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, will also be recoverable by Landlord from Tenant.

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19.  HOLD OVER

Any rule or law to the contrary notwithstanding, in the event that Tenant remains in possession of the Premises or any part thereof subsequent to the expiration of the term hereof and such holding over shall be with the consent of the Landlord, it shall be conclusively deemed that such possession and occupancy shall be a tenancy from month-to-month only, at a rental equal to 200% of the rental which was existing at the end of the term hereof and, further, such possession shall be subject to all of the terms and conditions of this Lease.

20.  SURRENDER OP PREMISES

Upon the expiration or termination of the Lease Term, Tenant shall peaceably and quietly leave and surrender the Premises in as good condition as they were as of the Commencement Date. Tenant shall surrender and deliver up the building and Premises broom-clean and free of Tenant's property. Provided Tenant is not in default under this Lease, Tenant shall have the right to remove all of its trade fixtures, equipment, machinery and other personal property, provided that upon removal the Premises are delivered in the same condition as existed at the time of commencement of this Lease. Further, in the event Tenant does not remove any of its own trade fixtures, equipment or personal property or any additions or alterations made to the Premises during the term of this Lease, the Landlord may, at its option, require the Tenant to remove any such improvements, alterations, trade fixtures and equipment and restore the Premises to the condition as existed at the commencement of this Lease, or retain the same.

21.  SUBORDINATION AND ESTOPPEL LETTER

21.1 This Lease shall be subject and subordinate to all mortgages and deeds of trust which affect the Premises as of the Commencement Date. The rights and interest of Tenant under this Lease shall be subject and subordinate to any mortgage or trust deed that may be place due upon the Premises by Landlord after the Commencement Date and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, if the mortgagee or beneficiary named in said mortgage or trust deed shall elect to subject and subordinate the rights and interest of Tenant under this Lease to the lien of its mortgage or deed of trust and shall agree to recognize this Lease of Tenant in the event of foreclosure if Tenant is not in default. Any mortgagee or beneficiary may elect to give the rights and interest of Tenant under this Lease priority over the lien of its mortgage or deed of trust. In the event of either such election and upon notification by such mortgagee or beneficiary to Tenant to that effect, the rights and interest of Tenant under this Lease shall be deemed to be subordinate to, or to have priority over, as the case may be, the lien of said mortgage or trust deed, whether this Lease is dated prior to or subsequent to the date of said mortgage or trust deed. Tenant shall execute and deliver whatever instruments may be required- for such purposes.

21.2 Tenant shall at any time and from time to time upon not less than ten (10) days prior written notice, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as modified is in full force and effect) and the dates to which rent and any other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord, or specifying such defaults, if any are claimed.

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22. NOTICES

All notices, demands and requests required to be given by either party to the other shall be in writing. All notices, demands and requests shall either be hand delivered, sent by a nationally recognized overnight delivery service, or shall be sent by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties at the addresses set forth below or at such other addresses as the parties may designate in writing delivered pursuant to the provisions hereof. Any notice when given as provided herein shall be deemed to have been delivered on the date actually delivered or two (2) days subsequent to the date that said notice was deposited with the United States Postal Service.

LANDLORD:

Manchester Commercial Holdings, LLC

P.O. Box 1222

Conifer, CO 80433

With a copy to:

Thomas P. Kearns

Fairfield and Woods, P.C.

Wells Fargo Center, Suite 2400

1700 Lincoln Street

Denver, CO 80203-4524

TENANT:

GrowGeneration, Corp.

609 E. Enterprise Drive

Pueblo, Colorado 81007

With a copy to:

GrowGeneration, Corp.

1000 W. Mississippi

Denver, CO 80223

23. TIME OF THE ESSENCE

Time is of the essence hereof.

24. LANDLORD REPRESENTATIONS AND WARRANTIES

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The Landlord represents and warrants that:

(a)  It has full right and lawful authority to enter into this Lease for the full term that Landlord is lawfully seized of the Premises, and has good title thereto.

(b)  The Tenant, upon paying the rent herein reserved and upon performing all of the terms and conditions of this Lease on its part to be performed, shall at all times during the term herein demised peacefully and quietly have, hold and enjoy the Premises.

25.  RIGHT TO INSPECT OR SHOW PREMISES

25.1 The Landlord, or Landlord's agent and representative, shall have the right to enter into and upon the Premises or any part thereof at all reasonable hours for the purpose of examining the same; provided, however, that such inspection does not interfere substantially with operation of Tenant's use of the Premises, and Landlord shall use reasonable efforts to minimize the interference with the conduct of Tenant's business resulting form such entry.

25.2 The Landlord, or Landlord's agent and representative, shall have the right to show the Premises to persons wishing to purchase the same at reasonable hours. During the one hundred eighty (180) day period prior to the expiration of this Lease, the Landlord, or the Landlord's agent and representative, shall have the right to reasonably place -the usual "for rent" or "for sale" signs or notices on the Premises, and the Tenant agrees to permit the same to remain thereon without hindrance or molestation.

26.  NON-WAIVER

No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provisions hereof or of any subsequent breach by Tenant of the same of any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such breach at time of acceptance of such rent.

27.  ATTORNEYS' FEES

In case any action shall be brought to enforce any provisions of this Lease, the prevailing party shall (in addition to other relief granted) be awarded all reasonable attorneys' fees and costs resulting from such litigation.

28.  INTEREST ON PAST DUE OBLIGATIONS

In the event Tenant fails to pay any installment of Minimum Rent or Additional Rent hereunder as and when such payment is due or within five (5) days thereafter, that Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment. In addition, interest shall accrue on any failure to pay Rent at the Default Rate. Such late charge and default interest shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

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29.  BROKERAGE

Landlord as retained Greg Knott/Zach Smith, Unique Properties,Inc. as its broker and Tenant has retained Margarita Tsalyuk, Realty Solutions as its broker. Each party represents and warrants to the other that it has dealt with no other broker, agent, or other person in connection with this.

30.  MISCELLANEOUS

31.1 Colorado Law Governs. This Lease has been executed and delivered in the State of Colorado and shall be construed in accordance with the laws of the State of Colorado.

31.2 Headings and Captions. The parties mutually agree that the headings and captions contained in this Lease are inserted for convenience of reference only and are not to be deemed part of or to be used in construing this Lease.

31.3 Binding Effect. The covenants and agreements herein contained shall be binding upon and inure to the benefit of the Landlord, its personal representatives, heirs, successors and assigns, and the Tenant, its personal representatives, heirs, successors and assigns.

31.4 Lease Construction and Interpretation. Words of any gender used in this Lease shall be held to include any other gender, and words in the singular shall be held to include the plural, when the sense requires.

31.5 Independent Covenants. This Lease shall be construed as though the covenants between Landlord and Tenant are independent and not dependent, and Tenant shall not be entitled to any set off of the rent or other amounts owing hereunder against Landlord if Landlord fails to perform its obligations set forth in this Lease.

31.6 Invalid Lease Provisions. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the term of this Lease, or any extended term, then and in that event it is the intention of the parties that the remainder of this Lease shall not be affected. It is also the intention of the parties to this Lease and in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable there be added as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

31.7 Entire Agreement. This Lease constitutes the entire understanding and agreement of the Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord and Tenant, which are not contained in this Lease. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by Landlord and Tenant.

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31.8 Delivery of Keys/No Surrender/No Accord and Satisfaction. The delivery of keys to Landlord, or Landlord's agents, employees, or officers shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent and all other amounts owing, as set forth in this Lease, shall be deemed to be other than on account of the earliest stipulated rent or other amounts nor shall any endorsement or statement, on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

31.9 Landlord Limited Liability. Notwithstanding anything to the contrary contained in this Lease, Landlord's liability under this Lease shall be limited to Landlord's interest in the Premises.

31.10 No Recording. Tenant shall not record this Lease--or a memorandum hereof. Tenant shall have committed an event of default in the event that Tenant violates this provision.

31.11 Relationship of Landlord and Tenant. Nothing contained herein shall be deemed or construed as creating the relationship of principal and agent, or of partnership, or of joint venture between the parties hereto, it being understood and agreed that no provision contained in this Lease or any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord or Tenant.

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LANDLORD:
Manchester Commercial Holdings, LLC

By:	/s/ Barbara Barth
Printed Name:	Barbara Barth
Title:	Manager

TENANT:
GrowGeneration Pueblo Corp

By:	/s/ Darren Lampert
Printed Name:	Darren Lampert
Title:	CEO

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Exhibit A

Option Term Minimum Rent

Period	Monthly Minimum Rent
February 1, 2022 — January 31, 2023	$6953.37
February 1, 2023 — January 31, 2024	$7220.81
February 1, 2024 — January 31, 2025	$7488.25
February 1, 2025 — January 31, 2026	$7755.68
February 1, 2026 — January 31, 2027	$8023.12

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